EXHIBIT 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of February 20, 2013, by and among FAMILY DOLLAR STORES, INC., a Delaware corporation (the “Borrower”), the banks and other financial institutions or entities party hereto (the “Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
Statement of Purpose
The Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of August 17, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have extended certain credit facilities to the Borrower.
The Borrower has requested, and the Lenders and the Administrative Agent have agreed, subject to the terms and conditions set forth herein, to amend the Credit Agreement as specifically set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
1.    Capitalized Terms. All capitalized undefined terms used in this Amendment (including, without limitation, in the Statement of Purpose hereto) shall have the meanings assigned thereto in the Credit Agreement.

2.    Amendments. Subject to and in accordance with the terms and conditions set forth herein, the Administrative Agent and the Lenders party hereto hereby agree that Section 1.1 of the Credit Agreement is hereby amended by amending the definition of “Interest Period” as follows:
(a) deleting the words “and ending one (1), two (2), three (3), or six (6) months thereafter” in their entirety and replacing them with “and ending one (1) week, two (2) weeks, one (1) month, two (2) months, three (3) months, or six (6) months thereafter”; and
(b) deleting the words “eight (8)” in clause (v) of the proviso contained therein and replacing them with “twelve (12)”.
3.    Effectiveness. This Amendment shall become effective on the date (the “First Amendment Effective Date”) when the Administrative Agent shall have received (a) counterparts of this Amendment executed by the Borrower, each Lender and the Administrative Agent and (b) a fully executed copy of that certain Second Amendment to Credit Agreement dated as of the First Amendment Effective Date, by and among, the Borrower, as borrower, the banks and other financial institutions or entities party thereto, as lenders and the Administrative Agent, as administrative agent thereunder.
4.    Limited Effect. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower, any of its Subsidiaries or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby.

5.    Representations and Warranties. The Borrower represents and warrants that (a) it has the corporate power and authority to make, deliver and perform this Amendment, (b) it has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Amendment, (c) this Amendment has been duly executed and delivered on behalf of such Person, (d) this Amendment constitutes a legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), (e) each of the representations and warranties made by the Borrower in or pursuant to the Loan Documents is true and correct in all material respects, in each case on and as of the date hereof as if made on and as of the date hereof, except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date and (f) no Default or Event of Default has occurred and is continuing as of the date hereof or after giving effect hereto.

6.    Acknowledgement and Reaffirmation. By their execution hereof, the Borrower hereby expressly (a) consents to this Amendment and (b) acknowledges that the Borrower's covenants, representations, warranties and other obligations set forth in the Credit Agreement, the Notes and the other Loan Documents to which the Borrower is a party remains in full force and effect.

7.    Costs, Expenses and Taxes.    The Borrower agrees to pay in accordance with Section 13.3 of the Credit Agreement all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder.

8.    Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

9.    Governing Law. This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the law of the state of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), without reference to the conflicts or choice of law principles thereof.
10.    Entire Agreement. This Amendment is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter.
11.    Successors and Assigns. This Amendment shall be binding on and insure to the benefit of the parties and their heirs, beneficiaries, successors and permitted assigns.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers, all as of the day and year first written above.

BORROWER:

FAMILY DOLLAR STORES, INC., as Borrower

By:_/s/ Steven E. Burt____________________
Name: __ Steven E. Burt_____________
Title: __Vice President - Treasurer____________

AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and Lender

By:_ /s/ Kirk Tesch____________________
Name: __ Kirk Tesch____________________
Title: ___Director______________________

BANK OF AMERICA, N.A., as Lender

By:__ /s/ Jamie Eng________________________
Name: ___ Jamie Eng_______________________
Title: ___Vice President_____________________

BRANCH BANKING AND TRUST COMPANY, as Lender

By:__ /s/ Stuart M. Jones____________________
Name: __ Stuart M. Jones___________________
Title: _Senior Vice President_________________

U.S. BANK NATIONAL ASSOCIATION, as Lender

By:___ /s/ Frances W. Josephic_______________
Name: __ Frances W. Josephic_______________
Title: __Vice President____________________

REGIONS BANK, as Lender

By:__ /s/ P.S. Phillipps__________________
Name: ___ P.S. Phillipps______________
Title: __SVP___________________________

FIFTH THIRD BANK, as Lender

By:__ /s/ Mary Ramsey__________________
Name: ___Mary Ramsey__________________
Title: __Vice President____________________

PNC BANK, NATIONAL ASSOCIATION, as Lender

By:__ /s/ Jessica L. Fabrizi________________
Name: __ Jessica L. Fabrizi______________
Title: __Vice President_____________

HSBC BANK USA, N.A., as Lender

By:__ /s/ James Parker______________________
Name: __ James Parker_____________________
Title: __VP, GRM________________________

CAPITAL ONE, N.A., as Lender

By:__ /s/ Kiel Johnson_________________
Name: __ Kiel Johnson_______________
Title: __AVP______________________

THE HUNTINGTON NATIONAL BANK, as Lender

By: /s/ Amanda M. Sigg___________________
Name: Amanda M. Sigg_____________
Title: Vice President________________

MORGAN STANLEY BANK, N.A., as Lender

By: /s/ Brendan MacBride_____________
Name: Brendan MacBride____________
Title: Authorized Signatory_________